SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT — April 27, 2010
(Date of earliest event reported)
AK STEEL HOLDING CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Commission File No. 1-13696

Delaware	31-1401455

(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

9227 Centre Pointe Drive
West Chester, Ohio	45069

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (513) 425-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-5.1

Item 1.01          Entry into a Material Definitive Agreement.
On April 27, 2010, AK Steel Corporation, a Delaware corporation (the “Issuer”) and AK Steel Holding Corporation, a Delaware corporation and parent company of the Issuer (“Parent”), as guarantor, entered into an underwriting agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, Banc of America Securities LLC, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), in connection with the offer and sale by the Issuer of $400 million aggregate principal amount of its 7.625% Senior Notes due 2020 (the “Notes”), fully and unconditionally guaranteed by Parent (the “Guarantee”). The Notes are being sold in a public offering pursuant to a registration statement on Form S-3 (File No. 333–166303). A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto and incorporated by reference herein.
The Issuer expects to receive net proceeds, after underwriting discounts and expenses, of approximately $390 million. The offering of the Notes is expected to close on May 11, 2010, subject to customary closing conditions.
Weil, Gotshal & Manges LLP, counsel to the Issuer and Parent, has issued an opinion to the Issuer and Parent, dated April 27, 2010, regarding the legality of the Notes and the Guarantee upon issuance thereof. A copy of the opinion is filed as Exhibit 5.1 hereto.
Item 9.01          Financial Statements and Exhibits.
                          (d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated as of April 27, 2010 among AK Steel Corporation, AK Steel Holding Corporation and Credit Suisse Securities (USA) LLC, Banc of America Securities LLC, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein.

5.1	Opinion of Weil, Gotshal & Manges LLP.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

	By:	/s/ David C. Horn

David C. Horn
Secretary

Date: April 29, 2010

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EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated as of April 27, 2010 among AK Steel Corporation, AK Steel Holding Corporation and Credit Suisse Securities (USA) LLC, Banc of America Securities LLC, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein.

5.1	Opinion of Weil, Gotshal & Manges LLP.

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